Fair Value Measurements	9 Months Ended
Sep. 30, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
There are no financial instruments measured at fair value on a recurring basis as of September 30, 2021 and December 31, 2020.
Management believes that the carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts payable and accrued expenses approximate fair value due to the short-term nature of those instruments.
The Company elected the fair value option to account for its convertible notes issued during 2019 (See Note 8). The fair value of the convertible notes was determined based on significant inputs not observable in the market, which represents a level 3 measurement within the fair value hierarchy.
The Company recorded a loss of $1.8 million for changes in the fair value of the convertible notes in the condensed consolidated statements of operations and comprehensive loss for the nine months ended September 30, 2020. No change in fair value of convertible notes was recognized during the three months ended September 30, 2020.
The following table provides a roll forward of the aggregate fair value of the Company’s convertible notes, for which fair value was determined using level 3 inputs (in thousands):

Convertible notes
Balance as of December 31, 2019	$21,089
Change in fair value	1,754
Settlement of convertible notes	(21,614)
Exchange difference	(1,229)
Balance as of September 30, 2020	$—